NOTE EXCHANGE AGREEMENT

         This is an agreement dated April 27, 1998 among General Textiles (the "Company"), a California corporation, Family Bargain Corporation ("Family Bargain") American Endeavour Fund Ltd., a Jersey corporation ("Endeavour") and London Pacific Life Annuity Company ("London Pacific," and together with Endeavour, the "Noteholders"), a North Carolina joint stock life insurer, regarding the exchange by the Noteholders (a) of $4,900,000 principal amount of Subordinated Reorganization Notes (the "Old Subordinated Notes") for $3,250,000 principal amount of Subordinated Notes due 2003 ("New Subordinated Notes"), and
(b) a total of $17,335,097.65 principal amount of Junior Subordinate Reorganization Notes (the "Old Junior Notes") for (i) $17,335,097.65 principal amount of Junior Subordinated Notes due 2005 ("New Junior Notes"), warrants ("Warrants") entitling the holders to purchase a total of 274,418 shares of common stock, par value $.01 per share, of the Company ("Common Stock") and 75,000 shares of Common Stock (the "Shares"). The agreement of the parties is as follows:

                                     ARTICLE I

                                EXCHANGE OF NOTES

         SECTION 01 Exchange of Notes. At the Closing described in Paragraph 2.01, each of the Noteholders will Exchange the principal amount of Old Subordinated Notes and Old Junior Notes listed next to the name of that Noteholder on Exhibit 1.01 for the principal amounts of New Subordinated Notes, Junior Notes and Warrants or shares Common Stock shown opposite that Noteholder's name on Exhibit 1.01.


                                     ARTICLE II

                                   THE CLOSING

         SECTION 2.01 Place and Time of the Closing. The closing of the exchange of Old Subordinated Notes and Old Junior Notes for New Subordinated Notes, New Junior Notes, Warrants and Shares (the "Closing") will take place at the offices of Rogers & Wells, 200 Park Avenue, New York, New York at 11:00 A.M., New York City time, on April 30, 1998 (the "Closing Date").

         SECTION 2.02      Occurrences at the Closing.

                   At the Closing, the Company will deliver to each Noteholder the following:

       (i)A copy, executed by the Company, of a Subordinated Note Agreement (the "Subordinated Note Agreement") substantially in the form of Exhibit 2.02-A(1).

       (ii) A New Subordinated Note, in the principal amount shown on Exhibit 1.01.

       (iii) A copy, executed by the Company, of a Junior Subordinated Note Agreement (the "Junior Note Agreement') substantially in the form of Exhibit 2.02-A(3).

                           (iv) A New Junior  Subordinated Note in the principal
amount shown on Exhibit 1.01.

 The New Subordinated Notes will be in the form of Exhibit A to the Subordinated Note Agreement and the New Junior Notes will be in the form of Exhibit A to the Junior Note Agreement. The New Subordinated Note and the New Junior Note issued to a Noteholder each will be registered in the name of that Noteholder, and each may bear a legend to the effect that it was issued in a transaction which was not registered under the Securities Act of 1933, as amended, and it may not be sold or transferred except in a transaction which is registered under that Act or is exempt from the registration requirements of that Act.

                   (b) At the Closing, Family Bargain will deliver to the Noteholders the following:

          (i) To Endeavour, a certificate, registered in the name of Endeavour, representing the Shares.

          (ii)To London Pacific, a Warrant, substantially in the form of Exhibit 2.02-B(2), registered in the name of London Pacific, relating to 274,418 shares of Common Stock.

          (iii)To each of the Noteholders, a copy, executed by Family Bargain, of a Registration Rights Agreement (the "Registration Rights Agreement") substantially in the form of Exhibit 2.02-B(3).

                  The certificates representing the Shares and the Warrant delivered at the Closing each may bear a legend to the effect that the Shares were, or the Warrant was, issued in a transaction which was not registered under the Securities Act of 1933, as amended, and may not be sold or transferred except in a transaction which is registered under that Act or is exempt from the registration requirements of that Act.

                   (c) At the Closing, each Noteholder will deliver to the Company the following:

(i)Old Subordinated Notes and Old Junior Notes in the aggregate principal amount shown on Exhibit 1.01, in proper form for transfer to the Company in accordance with Article 8 of the Uniform Commercial Code as in effect in New York (or, if Old Subordinated Notes or Old Junior Notes have been lost, an affidavit of lost notes in the form of Exhibit 2.02-C relating to the lost Old Subordinated Notes or Old Junior Notes, accompanied by a document assigning the lost Old Subordinated Notes or Old Junior Notes to the Company).

                              (ii) A copy,  executed by the Noteholder,  of the
Subordinated Note Agreement.

                (iii) A copy, executed by the Noteholder, of the Junior Note Agreement.

                              (iv) A document,  executed by the Noteholder,  in
which the Noteholder states that
the New Subordinated Notes, New Junior Notes and Warrants or Shares the Noteholder receives at the Closing are in full satisfaction of all obligations of the Company with regard to the Old Subordinated Notes and the Old Junior Notes being delivered, or which are the subject of the affidavit of lost notes being delivered, by the Noteholder at the Closing, and with regard to the indebtedness which resulted in the issuance of the Old Subordinated Notes and the Old Junior Notes to the Noteholder or its predecessor in interest.

(v)A letter stating that the Noteholder will be acquiring New Subordinated Note, the New Junior Note and the Warrant or Shares which are being issued to it at the Closing for investment, and not with a view to the resale or distribution of any of them.

(vi) A letter in which the Noteholder consents to any and all of (i) a merger of the Company for the sole purpose of reincorporating in Delaware, (ii) a merger of the Company with Factory 2-U and (iii) a merger of the Company with Family Bargain.

(vii) A copy, executed by the Noteholder of the Registration Rights Agreement.


                                     ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

         SECTION 3.01 Representations and Warranties of the Company and Family Bargain. The Company and Family Bargain jointly and severally represent and warrant to each Noteholder as follows:

The Company and Family Bargain each is a corporation duly incorporated, validly existing and in good standing under the laws of the state in which it was incorporated.

The Company and Family Bargain each has all corporate power and authority necessary to enable it to enter into this Agreement and carry out the transactions contemplated by this Agreement. All corporate actions necessary to authorize each of the Company and Family Bargain to enter into this Agreement and carry out the transactions contemplated by it have been taken. This Agreement has been duly executed by the Company and by Family Bargain and is a valid and binding agreement of each of them, enforceable against each of them in accordance with its terms.

Neither the execution or delivery of this Agreement or of any document to be delivered in accordance with this Agreement, nor the consummation of the transactions contemplated by this Agreement or by any document to be delivered in accordance with this Agreement, will violate, result in a breach of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, the Articles or Certificate of Incorporation or by-laws of the Company or Family Bargain, any agreement or instrument to which the Company or Family Bargain or any of their respective subsidiaries is a party or by which any of them is bound, any law, or any order, rule or regulation of any court or governmental agency or any other regulatory organization having jurisdiction over the Company, Family Bargain or any of their respective subsidiaries.

When executed and delivered at the Closing, (i) the Subordinate Note Agreement and the Junior Note Agreement each will be a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, (ii) each of the New Subordinated Notes and New Junior Notes which the Company is required to deliver at the Closing will be a valid and binding debt instrument of the Company, enforceable against the Company in accordance with its terms and (iii) the Warrant issued at the Closing and the Registration Rights Agreement each will be a valid and binding agreement of Family Bargain, enforceable against Family Bargain in accordance with its terms.

When issued at the Closing, the Shares will be, and when shares of Common Stock are issued upon exercise of Warrants, those shares will be, validly authorized, duly issued, fully paid and non-assessable.

No governmental filings, authorizations, approvals or consents, or other governmental actions, are required to permit the Company or Family Bargain to fulfill all its obligations under this Agreement.

When it is filed with the Securities and Exchange Commission, Family Bargain's Annual Report on Form 10-K for the fiscal period ended January 31, 1998 (the
"Family Bargain 10-K") will (i) comply in all material respects with the requirements for a report on Form 10-K, (ii) not contain a misstatement of a material fact or omit to state any material fact necessary to make the statements in it not misleading, and (iii) not differ materially from the draft which is Exhibit 3.01-G to this Agreement. Since the dates as of which information is provided in the Family Bargain 10-K, there has been no material adverse change (other than as a result of normal seasonal factors) in the business, financial condition or results of operations of Family Bargain and its subsidiaries taken as a whole.

SECTION 3.02 Noteholders' Representations and Warranties. Each Noteholder, for itself but not for any other Noteholder, represents and warrants to the Company and to Family Bargain as follows:

The Noteholder is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction in which it was incorporated.

The Noteholder has all corporate power and authority necessary to enable it to enter into this Agreement and carry out the transactions contemplated by this Agreement. All corporate actions necessary to authorize the Noteholder to enter into this Agreement and carry out the transactions contemplated by it and have been taken. This Agreement has been duly executed by the Noteholder and is a valid and binding agreement of the Noteholder, enforceable against the Noteholder in accordance with its terms.

Neither the execution of this Agreement or any document to be delivered in accordance with this Agreement nor the consummation of the transactions contemplated by this Agreement or by any document to be delivered in accordance with this Agreement will violate, result in a breach of, or constitute a default (or an event which, with notice or lapse of time or both would constitute a default) under the Certificate or Articles of Incorporation or by-laws (or comparable organic documents) of the Noteholder, any agreement or instrument to which the Noteholder is a party or by which it is bound, any law or any order, rule or regulation of any court or governmental agency or other regulatory organization having jurisdiction over the Noteholder.

When executed and delivered at the Closing, the Subordinated Note Agreement, the Junior Note Agreement and the Registration Rights Agreement each will be a valid and binding agreement of the Noteholder, enforceable against the Noteholder in accordance with its terms.

The Noteholder owns the Old Subordinated Notes and the Old Junior Notes listed opposite the Noteholder's name on Exhibit 1.01, free and clear of any liens, encumbrances or claims by anyone else, the Noteholder has not transferred to anyone else any interest in those Old Subordinated Notes or Old Junior Notes, the Noteholder has full power and authority to transfer those Old Subordinated Notes and the Old Junior Notes to the Company, and when the Noteholder transfers those Old Subordinated Notes and Old Junior Notes to the Company, the Noteholder will have no further interest in those Old Subordinated Notes and Old Junior Notes, and neither the Noteholder nor anyone else will be entitled to receive any sum (including any sum which may be due at the time of the transfer) with regard to them.

No governmental filings, authorizations, approvals or consents, or other governmental actions, are required to permit the Noteholder to fulfill all its obligations under this Agreement.


                                   ARTICLE IV

                                    COVENANT

         SECTION 4.01 Effort to Prepay New Subordinated Notes. Family Bargain and General Textiles will use their best efforts to complete by June 30, 1998, or as soon as practicable after that, a sale of equity securities of Family
Bargain or General Textiles which will provide funds sufficient to enable General Textiles to prepay the principal of the New Subordinated Notes in full, and promptly after completion of that sale of equity securities, General Textiles will prepay the principal of the New Subordinated Notes in full.


                                     ARTICLE V

                         CONDITIONS PRECEDENT TO CLOSING

         SECTION 5.01 Conditions to Company's Obligations. The obligations of the Company and Family Bargain at the Closing are subject to satisfaction of the following conditions (any or all of which may be waived by Family Bargain):

The representations and warranties of each of the Noteholders contained in this Agreement will, except as contemplated by this Agreement, be true and correct in all material respects at the Closing Date with the same effect as through made on that date.

Each of the Noteholders will have fulfilled in all material respects all its obligations under this Agreement required to have been fulfilled prior to or at the Closing.

No order will have been entered by any court or governmental authority and be in force which invalidates this Agreement or restrains the Company or Family Bargain from completing the transactions which are the subject of this Agreement.

         SECTION 5.02 Conditions to Noteholders' Obligations. The obligations of each of the Noteholders at the Closing are subject to the following conditions (any or all of which may be waived by any Noteholder as to itself):

The representations and warranties of the Company and Family Bargain contained in this Agreement will, except as contemplated by this agreement, be true and correct in all material respects at the Closing Date, with the same effect as though made on that date.

The Company and Family Bargain each will have fulfilled in all material respects all its obligations to that Noteholder under this Agreement required to have been fulfilled prior to or at the Closing.

No order will have been entered by any court or governmental authority and be in force which invalidates this Agreement or restrains that Noteholder from completing the transactions which are the subject of this Agreement.

                                   ARTICLE VI

                               ABSENCE OF BROKERS

         SECTION 6.01 Representations and Warranties Regarding Brokers and Others. The Company and Family Bargain jointly and severally represent to each of the Noteholders, and each Noteholder represents to the Company and Family Bargain,as to that Noteholder but not as to any other Noteholder, that nobody acted as a broker, a finder or in any similar capacity on its behalf in connection with the transactions which are the subject of this Agreement. The Company and Family Bargain jointly and severally indemnify each of the Noteholders against and agree to hold each of the Noteholders harmless from, and each of the Noteholders indemnifies each of the Company and Family Bargain against and agrees to hold each of the Company and Family Bargain harmless from, all losses, liabilities and expenses, including, but not limited to, reasonable fees and expenses of counsel and costs of investigation) incurred because of any claim by anyone for compensation as a broker, a finder or in any similar capacity by reason of services allegedly rendered to the indemnifying party in connection with the transactions which are the subject of this Agreement.


                                   ARTICLE VII

                                     GENERAL

         SECTION 7.01 Expenses. The Company, Family Bargain and each of the Noteholders will pay its own expenses in connection with transactions which are the subject of this Agreement, except that the Company will reimburse Endeavour for fees and expenses of legal counsel up to a maximum of $15,000.

         SECTION 7.02 Entire Agreement. This Agreement and the documents to be delivered in accordance with this Agreement contain the entire agreement among the Company, Family Bargain and the respective Noteholders relating to the transactions which are the subject of this Agreement and those other documents, all prior negotiations, understandings and agreements among the Company, Family Bargain and the respective Noteholders are superseded by this Agreement and those other documents, and there are no representations, warranties, understandings or agreements concerning the transactions which are the subject of this Agreement or those other documents other than those expressly set forth in this Agreement or those other documents.

         SECTION 7.03 Captions.The captions of the articles and sections of this
Agreement   are  for  reference   only,   and  do  not  affect  the  meaning  or
interpretation of this Agreement.

         SECTION 7.04 Notices and Other Communications. Any notice or other communication under this Agreement must be in writing and will be deemed given when delivered in person or sent by facsimile (with proof of receipt at the number to which it is required to be sent) or on the third business day after the day on which mail by first class mail from within the United States of America, addressed if to the Company or Family Bargain, at 4000 Ruffin Road, San Diego, CA 92123, Facsimile No. (619) 637-4180, and if to any Noteholder, at the address or facsimile number shown under that Noteholder's name on the signature page of this Agreement or as otherwise shown on the Company's register of Noteholders. The address or facsimile number to which communications should be sent to the Company or to a Noteholder may be changed by a notice given as provided in this Section.

         SECTION 7.05 Governing Law. This Agreement will be governed by, and construed under, the substantive laws of the State of New York.

         SECTION 7.06 Amendments. This Agreement may be amended only by a document in writing signed by the Company and, if an amendment affects any Noteholder, signed by that Noteholder.

         SECTION 7.07 Counterparts. This Agreement may be executed in two or more counterparts, some of which may be signed by fewer than all the parties and may be delivered by facsimile transmission, each of which will be deemed an original, but all of which together will constitute one and the same agreement.

         IN WITNESS WHEREOF, the Company, Family Bargain and the Noteholders have executed this Agreement, intending to be legally bound by it, on the date shown on the first page of this Agreement.

THE COMPANY:                        GENERAL TEXTILES

                                     By:
                                     Title:


FAMILY BARGAIN:                     FAMILY BARGAIN CORPORATION

                                     By:
                                     Title:

                                     NOTEHOLDERS:
                                     AMERICAN   ENDEAVOUR   FUND LIMITED
                                     By:
                                     Title:
                          c/o Kleinwort Benson (US) Asset Managers LLC
                          75 Wall Street, 24th Floor
                          New York, New York 10005
                          Attention: Richard H. Wolf
                          Facsimile No.: (212) 429-3099

                      LONDON PACIFIC LIFE & ANNUITY COMPANY
                                       By:
                                     Title:
                          3109 Poplarwood Court, Suite 1800
                          Raleigh, North Carolina 27604
                          Attention: Susan Y. Gressel
                          Facsimile No.: (919) 981-2797

                                  EXHIBIT 1.01


---------------------- --------------------------- ----------------------------
            Noteholder      Endeavour                  London Pacific
---------------------- --------------------------- ----------------------------
---------------------- --------------------------- ----------------------------
Old Subordinated Notes    2,338,978.56                  2,561,021.44
---------------------- --------------------------- ----------------------------
---------------------- --------------------------- ----------------------------
Old Junior Notes          8,274,779.95                  9,060,317.70
---------------------- --------------------------- ----------------------------
---------------------- --------------------------- ----------------------------
New Subordinated Notes    1,551,363.33                  1,698,636.67
---------------------- --------------------------- ----------------------------
---------------------- --------------------------- ----------------------------
New Junior Notes          8,274,779.94                  9,060,317.71
---------------------- --------------------------- ----------------------------
---------------------- --------------------------- ----------------------------
Shares                       75,000                             0
---------------------- --------------------------- ----------------------------
---------------------- --------------------------- ----------------------------
Warrants                          0                       274,418
---------------------- --------------------------- ----------------------------